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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 November 1, 2001
                                  Date of Report
                       (Date of earliest event reported)



                                   PENTACON, INC.
               (Exact name of registrant as specified in its charter)


          Delaware                     001-13931                76-0531585
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                           10375 Richmond Avenue, Suite 700
                                 Houston, Texas 77042
           (Address of principal executive offices, including zip code)


                                      (713) 860-1000
                 (Registrant's telephone number, including area code)


                                       Not Applicable
                             (Former name and former address,
                               if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable to this filing.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable to this filing.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable to this filing.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     Not applicable to this filing.

ITEM 5.   OTHER EVENTS.

     On November 1, 2001, the New York Stock Exchange announced it was suspending trading of and will delist Pentacon common stock for failure to meet the exchange's minimum average closing price and minimum average global capitalization requirements. Pentacon, Inc. will not challenge the New York Stock Exchange's action. Pentacon's common stock has begun trading on the OTC Bulletin Board under the symbol "PTAC".

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable to this filing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable to this filing.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable to this filing.

(c)  EXHIBITS.

     Not applicable to this filing.

ITEM 8.   CHANGE IN FISCAL YEAR.

     Not applicable to this filing.

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ITEM 9.   REGULATION FD DISCLOSURE.

     Not applicable to this filing.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PENTACON, INC.


                                       By: /s/ Bruce M. Taten
                                          ------------------------------------
Dated: November 5, 2001                     Bruce M. Taten, Vice President